                                                                 EXHIBIT 99.1

Press Release


                                               Contact:  Scott R. Meyerhoff
                                                         Chief Financial Officer
                                                         (770) 248-9600


                      THE INTERCEPT GROUP, INC. ANNOUNCES
                          SECOND QUARTER 2001 RESULTS

NORCROSS, Ga. (July 25, 2001) - The InterCept Group, Inc. (Nasdaq: ICPT) today reported financial results for the second quarter ended June 30, 2001.

Net revenues for the three months ended June 30, 2001 totaled $30.4 million, a 75.8% increase compared with $17.3 million for the second quarter ended June 30, 2000. Net income available to common shareholders, excluding net losses generated from InterCept's 28% ownership of Netzee, Inc. and a charge of $0.4 million related to the SLM acquisition, totaled $3.2 million, or $0.22 per share (diluted), on 15.1 million average shares outstanding for the three months ended June 30, 2001, versus $2.2 million, or $0.16 per share (diluted), on 13.7 million average shares outstanding for the three months ended June 30, 2000. Net losses reflect losses related to changes in Netzee's shareholders' equity less InterCept's portion of Netzee's losses. Net income available to common shareholders including the Netzee-related net losses was $367,000 or $0.02 per diluted share for the three months ended June 30, 2001.

Net revenues for the six months ended June 30, 2001 totaled $57.4 million, a 73.7% increase compared with $33.1 million for the six months ended June 30, 2000. Net income available to common shareholders, excluding Netzee-related net losses and a charge of $0.4 million related to the SLM acquisition, totaled $5.9 million, or $0.40 per share (diluted), on 14.9 million average shares outstanding for the six months ended June 30, 2001, versus $4.0 million or $0.31 per share (diluted), on 13.1 million average shares outstanding for the six months ended June 30, 2000. Net loss available to common shareholders including the Netzee-related net losses was $2.5 million or ($0.18) per diluted share for the six months ended June 30, 2001.

"Our strong financial performance during the first part of this year continued in the second quarter as indicated by our financial results," commented John Collins, chairman of the board and chief executive officer of InterCept. "Increasingly, community financial institutions are relying on technology to retain and expand their customer bases. We believe that community financial institutions will continue to rely on third-party providers like InterCept to serve their technology needs."

The InterCept Group Reports Second Quarter Results
Page 2
July 25, 2001
--------------------------------------------------------------------------------

"During the second quarter we continued to seek out strategic relationships to extend our customer reach and generate additional revenues. In May, we announced a strategic alliance with BISYS Group, Inc., one of the largest providers of financial technology services in the United States. Through this agreement, InterCept serves as BISYS' preferred provider of outsourced check processing and imaging services to its customers. On June 30 we announced a joint marketing agreement with First National Bank of Omaha, Nebraska. Through this agreement, First National will promote our core processing services in Kansas, Colorado, Nebraska and South Dakota. We plan to continue our expansion across the United States by completing strategic partnerships and acquisitions of businesses with complementary products and services in geographic areas where we currently have no operations."

Conference Call and Webcast Information

InterCept has scheduled a conference call to discuss the earnings release at 8:30 AM EDT on July 25, 2001. InterCept will also provide an online Web simulcast and rebroadcast of the call. Live broadcast of the call will be available online at:

http://www.videonewswire.com/INTERCEPT/072501/
----------------------------------------------

To listen to the live call, please go to the web site at least fifteen minutes early to register, download and install any necessary audio software. An online replay of the call will be available shortly after it ends and will continue to be available through August 25, 2001.

About InterCept

InterCept is a single-source provider of a broad range of technologies, products and services that work together to meet the technology and operating needs of community financial institutions. InterCept's products and services include core data processing, check processing and imaging, electronic funds transfer, data communications management, and related products and services. For more information about InterCept, please visit its web site at www.intercept.net or
                                                          -----------------
call 770.248.9600.

This release contains statements that constitute forward-looking statements within the meaning of the securities laws. These statements, as well as other statements that may be made by management in the conference call, include all statements regarding our intent, belief or expectations with respect to, among other things: (1) whether we can continue to sustain our current internal growth rate or our total growth rate; (2) whether we can successfully integrate recent acquisitions of assets and businesses and other operations we may acquire; (3) trends affecting our operations, financial condition and business; (4) our growth and operating strategies; (5) our ability to achieve our sales objectives; and (6) the continued and future acceptance of and demand for our products and services by our customers. These forward-looking statements are not guarantees of future performance, and actual results may differ materially from those expressed or implied by the forward-looking statements as a result of risks related to our ability to achieve, manage or maintain growth and execute our business strategy successfully; the integration of acquired assets and businesses; our ability to sell our products and services to financial institution customers; our dependence on developing, testing and implementing enhanced and new products and services; any additional funding that we may provide Netzee; our ability to respond to competition; the volatility associated with "small-cap" companies; and various other factors discussed in detail in our filings with the SEC, including the "Risk Factors" section in our Registration Statement on Form S-3 (Registration No. 333-64834) as filed with the Securities and Exchange Commission on July 10, 2001, as amended.

                           The InterCept Group, Inc.
                             Financial Highlights
                     (in thousands, except per share data)

                                                             Three-months Ended     Six-months Ended
                                                                   June 30,             June 30,
                                                             ------------------    ------------------
                                                               2001       2000*      2001       2000*
                                                             -------    -------    -------   --------
Revenues:
     Service fee income                                      $27,026    $13,660    $50,828   $ 25,521
     Data communications management income                     1,737      1,517      3,566      2,918
     Equipment and product sales, services and other           1,618      2,108      3,033      4,625
                                                             -------    -------    -------   --------
          Total revenues                                      30,381     17,285     57,427     33,064

Cost of Services:
     Cost of service fees                                      9,388      4,162     18,315      7,477
     Cost of data communications                               1,358      1,051      2,796      2,028
     Cost of equipment and product sales                       1,235      1,606      2,334      3,426
                                                             -------    -------    -------   --------
          Total cost of services                              11,981      6,819     23,445     12,931

Selling, general and administrative                           10,544      6,726     19,602     12,980
Depreciation and amortization                                  2,886      1,078      5,394      2,038
                                                             -------    -------    -------   --------
Operating income                                               4,970      2,662      8,986      5,115
Other income, net                                                314      1,440      1,042      8,722
                                                             -------    -------    -------   --------
Income before income taxes, equity in loss of affiliate,
  and minority interest                                        5,284      4,102     10,028     13,837
     Provision for income taxes                                2,112      1,688      4,035      5,494
     Equity in loss of affiliate                              (2,802)    (6,181)    (8,521)   (11,867)
     Minority interest                                            (3)       (16)       (10)       (32)
                                                             -------    -------    -------   --------
Net income (loss)                                                367     (3,783)    (2,538)    (3,556)
                                                             =======    =======    =======   ========
Income (loss) income per share:
     Basic                                                     $0.03     $(0.29)    $(0.18)    $(0.29)
                                                             =======    =======    =======   ========
     Diluted                                                   $0.02     $(0.29)    $(0.18)    $(0.29)
                                                             =======    =======    =======   ========
Weighted average shares outstanding:
     Basic                                                    13,894     13,160     13,835     12,457
     Diluted                                                  15,060     13,160     13,835     12,457

* All prior period amounts have been restated to reflect the acquisition of Advanced Computer Enterprises, Inc. in a pooling transaction in August 2000.

                           The InterCept Group, Inc.
                     Condensed Consolidated Balance Sheets
                                (in thousands)


                                                         June 30,     December 31,
                                                           2001          2000
                                                         --------     -----------
ASSETS
Current assets:
     Cash and cash equivalents                           $  4,122       $  8,061
     Short term investments                                     8         37,484
     Accounts receivable, net                              18,212          9,960
     Advances to SLM                                            -          5,000
     Inventory, prepaid expenses and other                 10,165          4,689
                                                         --------       --------
          Total current assets                             32,507         65,194

Property and equipment, net                                24,500         16,883
Intangible assets, net                                    102,608         24,786
Accounts receivable - affiliate                             8,715         15,000
Advances to SLM                                            12,065              -
Investment in affiliate                                     9,722         17,729
Other assets                                                2,888          2,534
                                                         --------       --------
     Total assets                                        $193,005       $142,126
                                                         ========       ========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
     Current maturities of long-term debt                $     16       $     45
     Accounts payable and accrued expenses                  4,683          3,188
     Deferred revenue                                      12,858          5,054
                                                         --------       --------
          Total current liabilities                        17,557          8,287

Long-term debt, net of current portion                     26,386          4,513
Deferred revenue                                              480            453
Deferred taxes                                             26,984         26,279
                                                         --------       --------
     Total liabilities                                     71,407         39,532

Minority interest                                             213            202

Shareholders' equity:
     Common stock                                         130,933        109,340
     Retained earnings                                     (9,489)        (6,951)
     Unrealized gain on securities                            (59)             3
                                                         --------       --------
          Total shareholders equity                       121,385        102,392
                                                         --------       --------
          Total liabilities and shareholders' equity     $193,005       $142,126
                                                         ========       ========

                           The Intercept Group, Inc.
                Condensed Consolidated Statement of Operations
                       Three Months Ended June 30, 2001
                     (in thousands except per share data)

                                                                                            Restructuring
                                                                Consolidated     Netzee         Charge       InterCept
                                                               -------------    --------    -------------    ---------
Revenues:
   Service fee income                                                $27,026    $      -        $     -        $27,026
   Data communications management                                      1,737           -              -          1,737
   Equipment & product sales, services and other                       1,618           -              -          1,618
                                                                     -------     -------        -------        -------
      Total Revenues                                                  30,381           -              -         30,381

Cost of Services:
   Cost of service fees                                                9,388           -              -          9,388
   Cost of data communications                                         1,358           -              -          1,358
   Cost of equipment and product sales                                 1,235           -              -          1,235
Selling, general & administrative                                     10,544           -            405         10,139
Depreciation & amortization                                            2,886           -              -          2,886
                                                                     -------     -------        -------        -------
      Total Operating Expenses                                        25,411           -            405         25,006

Operating Income                                                       4,970           -           (405)         5,375

EBITDA (1)                                                             7,856           -           (405)         8,261

Other Income, net
   Interest income, net                                                   30           -              -             30
   Gain in Netzee ownership                                              284         284              -              -
                                                                     -------     -------        -------        -------
      Total Other Income, net                                            314         284              -             30

Income Before Income Taxes, Equity in Loss of Affiliate,
  and Minority Interest                                                5,284         284           (405)         5,405

Provision for Income Taxes                                             2,112         114           (162)         2,160
Equity in Loss of Affiliate                                           (2,802)     (2,802)             -              -
Minority interest                                                         (3)          -              -             (3)
                                                                     -------     -------        -------        -------
      Net Income (Loss) Attributable To Common Shareholders          $   367     $(2,632)       $  (243)       $ 3,242
                                                                     =======     =======        =======        =======
Net Income (Loss) Per Common Share (Diluted)                         $  0.02                                   $  0.22
                                                                     =======                                   =======
Net Income (Loss) Per Common Share (Diluted, excluding
  goodwill amortization)                                                                                          0.25
                                                                                                               =======
Weighted Average Shares Outstanding (Diluted)                         15,060                                    15,060

(1) EBITDA is equal to operating income plus depreciation and amortization. EBITDA should not be considered as an alternative to net income (loss) or any other measure of operating performance calculated in accordance with accounting principles generally accepted in the United States.

                           The Intercept Group, Inc.
                Condensed Consolidated Statement of Operations
                        Six Months Ended June 30, 2001
                     (in thousands except per share data)

                                                                                            Restructuring
                                                                Consolidated      Netzee        Charge      InterCept
                                                               -------------     --------   -------------   ---------
Revenues:
   Service fee income                                                $50,828     $      -       $    -        $50,828
   Data communications management                                      3,566            -            -          3,566
   Equipment & product sales, services and other                       3,033            -            -          3,033
                                                                     -------      -------        -----        -------
      Total Revenues                                                  57,427            -            -         57,427

Cost of Services:
   Cost of service fees                                               18,315            -            -         18,315
   Cost of data communications                                         2,796            -            -          2,796
   Cost of equipment and product sales                                 2,334            -            -          2,334
Selling, general & administrative                                     19,602            -          405         19,197
Depreciation & amortization                                            5,394            -            -          5,394
                                                                     -------      -------        -----        -------
      Total Operating Expenses                                        48,441            -          405         48,036

Operating Income                                                       8,986            -         (405)         9,391

EBITDA (1)                                                            14,380            -         (405)        14,785

Other Income, net
   Interest income, net                                                  529            -            -            529
   Gain in Netzee ownership                                              513          513            -              -
                                                                     -------      -------        -----        -------
      Total Other Income, net                                          1,042          513            -            529

Income Before Income Taxes, Equity in Loss of Affiliate,
  and Minority Interest                                               10,028          513         (405)         9,920

Provision for Income Taxes                                             4,035          205         (162)         3,992
Equity in Loss of Affiliate                                           (8,521)      (8,521)           -              -
Minority interest                                                        (10)           -            -            (10)
                                                                     -------      -------        -----        -------
      Net (Loss) Income Attributable To Common Shareholders          $(2,538)     $(8,213)       $(243)       $ 5,918
                                                                     =======      =======        =====        =======
Net (Loss) Income Per Common Share (Diluted)                         $ (0.18)                                 $  0.40
                                                                     =======                                  =======
Net (Loss) Income Per Common Share (Diluted, excluding
  goodwill amortization)                                                                                         0.47
                                                                                                              =======
Weighted Average Shares Outstanding (Diluted)                         13,835                                   14,909

(1) EBITDA is equal to operating income plus depreciation and amortization. EBITDA should not be considered as an alternative to net income (loss) or any other measure of operating performance calculated in accordance with accounting principles generally accepted in the United States.